                                                                   Exhibit 10.41

                                                                  CONFORMED COPY




                     THIRD AMENDMENT, CONSENT AND WAIVER dated as of January 24,
              2001 (this "AMENDMENT"), to the Credit Agreement dated as of May 28, 1999, as amended by the First Amendment dated as of October 8, 1999, and the Second Amendment dated as of March 9, 2000 (the "CREDIT AGREEMENT"), among GENERAL CABLE CORPORATION (the "COMPANY"), GK TECHNOLOGIES, INCORPORATED, GENERAL CABLE HOLDINGS
              (UK) LIMITED, GENERAL CABLE HOLDINGS (SPAIN), SRL, GENERAL CABLE HOLDINGS, INC., the other BORROWING SUBSIDIARIES from time to time party thereto, the LENDERS from time to time party thereto, THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") and as collateral agent for the Lenders (in such capacity, the "COLLATERAL AGENT"), CHASE MANHATTAN INTERNATIONAL LIMITED, as London Agent, and BANK ONE, MICHIGAN, MERRILL LYNCH CAPITAL CORPORATION and PNC BANK, NATIONAL ASSOCIATION, as Co-Documentation Agents.

       A. Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have agreed to extend credit to the Borrowers on the terms and subject to the conditions set forth therein.

       B. The Company has informed the Administrative Agent that, through one of more of its Subsidiaries, it intends to sell all the issued and outstanding capital stock of its wholly owned Subsidiaries Pyrotenax Cables Ltd., an Ontario corporation ("PYROTENAX ONTARIO"), and Pyrotenax Cables Limited, a corporation incorporated under the laws of England ("PYROTENAX UK" and, together with Pyrotenax Ontario, "PYROTENAX"), to a third party for cash consideration of approximately $64,000,000 (such transaction, the "PYROTENAX SALE").

       C. The Company has informed the Administrative Agent that, in accordance with Section 2.11(c) of the Credit Agreement, it intends to apply $43,000,000 of the Net Proceeds of the Pyrotenax Sale (the "REINVESTMENT PROCEEDS") within 180 days of receipt to acquire real property, equipment or other tangible assets to be used in the business of the Company and the Subsidiaries and will prepay Term Borrowings with the balance of the Net Proceeds thereof. The Company has also informed the Administrative Agent that it intends to repay Revolving Borrowings in an amount equal to the amount of Reinvestment Proceeds.

       D. The Company has requested that the Required Lenders (i) consent to the Pyrotenax Sale and waive compliance by the Company with the provisions of
Section 6.04(a) of the Credit Agreement, to the extent necessary to consummate the Pyrotenax Sale, and (ii) authorize and direct the Collateral Agent to release from the lien of the Security Documents the capital stock of Pyrotenax Ontario.

       E. The Company has informed the Administrative Agent that it intends to establish a Domestic Receivables Facility (as defined in Section 2 below) and that it intends to apply the Net Proceeds thereof to prepay Term Borrowings in accordance with Section 2.11(c) of the Credit Agreement. The Company has requested that the Required Lenders approve certain amendments to the Credit Agreement to accomodate the establishment of the Domestic Receivables Facility.

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                                                                               2


       F. The Company has also requested that the Required Lenders amend certain other provisions of the Credit Agreement.

       G. The Required Lenders are willing to agree to such amendments, consents and waivers on the terms and subject to the conditions set forth in this Amendment.

       H. Each capitalized term used and not otherwise defined herein shall have the meaning assigned to it in the Credit Agreement.

       Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

       SECTION 1. CONSENT AND WAIVER. (a) The Required Lenders hereby consent to the Pyrotenax Sale and waive compliance by the Company with the provisions of
Section 6.04(a) of the Credit Agreement, to the extent necessary to consummate the Pyrotenax Sale.

       (b) The Required Lenders hereby authorize and direct the Collateral Agent to execute and deliver any and all documents that it may deem necessary or desirable to evidence the release from the lien of the Security Documents (i) on the capital stock of Pyrotenax Ontario, effective upon the consummation of the Pyrotenax Sale and (ii) on accounts receivable sold pursuant to any Domestic Receivables Facility, upon the consummation of the sale thereof.

       SECTION 2. Amendment of Credit Agreement. The undersigned Lenders, constituting the Required Lenders, hereby agree that the Credit Agreement shall be amended as set forth below, effective as of the Amendment Effective Date (as defined below):

       (a) Amendment of Section 1.01. Section 1.01 of the Credit Agreement is hereby amended as follows:

              (i) the definition of "Applicable Rate" is hereby amended by deleting the tables set forth therein and substituting in lieu thereof the following tables:

              Table I

                                             ABR    Eurocurrency  Commitment Fee
              Leverage Ratio:               Spread     Spread          Rate
              ---------------               ------   ------------  -------------

                 Category 1
                 ----------
                 Greater than  4.0           2.00%      3.00%         0.500%

                 Category 2
                 ----------
                 Less than or equal to 4.0   1.75%      2.75%         0.500%
                 and Greater than 3.5

                 Category 3
                 ----------
                 Less than or equal to 3.5   1.50%      2.50%         0.425%
                 and Greater than 3.0

                 Category 4
                 ----------
                 Less than or equal to 3.0   1.25%      2.25%         0.375%
                 and Greater than 2.5

                 Category 5
                 ----------
                 Less than or equal to 2.5   1.00%      2.00%         0.350%

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                                                                               3


          Table II

                                           ABR        Eurocurrency
          Leverage Ratio:                Spread         Spread
          ---------------                ------       ------------

              Category 1
              ----------
              Greater than 4.0            2.50%          3.50%

              Category 2
              ----------
              Less than or equal to 4.0   2.25%          3.25%
              and Greater than 3.5

              Category 3
              ----------
              Less than or equal to 3.5   2.00%          3.00%
              and Greater than 2.5

              Category 4
              ----------
              Less than or equal to 2.5   1.75%          2.75%


              (ii) the definition of "Collateral Requirement" is hereby amended by inserting the following at the end thereof:

              "Notwithstanding the foregoing, no Domestic Receivables Subsidiary will be required to become a party to the Security Agreement or to create Liens on its assets thereunder in order for the Collateral Requirement to be satisfied.";

              (iii) the last sentence of the definition of "EBITDA" is hereby amended and restated in its entirety to read as follows:

              "Solely for purposes of determining compliance with the covenants contained in Article VI, following the completion of any acquisition or sale of any Subsidiary or other significant business unit, EBITDA for any period of four fiscal quarters, including the quarter during which such sale or acquisition shall have been completed shall be determined on a pro forma basis giving effect to such sale or acquisition (and excluding that portion of EBITDA attributable to the assets sold therein or including that portion of EBITDA attributable to the asset acquired therein, as applicable) as if such sale or acquisition had occurred on the first day of such period."

              (iv) the definition of "EXCESS CASH FLOW" is hereby amended by:

                     (A) inserting the words "(other than decreases in Net
              Working Capital attributable to Net Working Capital divested as part of an asset sale)" before the word "plus" in clause (c)(i) thereof; and

                     (B) inserting the words "(other than increases in Net
              Working Capital attributable to Net Working Capital acquired as part of an asset purchase)" before the word "plus" in clause
              (d)(ii) thereof.

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                                                                               4


              (v) the definition of "GUARANTEE REQUIREMENT" is hereby amended by inserting the following at the end thereof:

              "Notwithstanding the foregoing, no Domestic Receivables Subsidiary will be required to become a Subsidiary Guarantor in order for the Guarantee Requirement to be satisfied."

              (vi) the definition of "NET WORKING CAPITAL" is hereby amended by inserting the words "plus, without duplication, the aggregate amount of accounts receivable sold into any Domestic Receivables Facility as of such date" immediately before the words "minus (b) the consolidated" in such definition.

              (vii) the definition of "PREPAYMENT EVENT" is hereby amended by inserting the words "including accounts receivable" after the words
       "any property or asset of the Company or any Subsidiary" in clause (a) thereof, and by inserting the words "(including any Indebtedness incurred or deemed to be incurred in connection with any Domestic Receivables Facility)" after the word "Indebtedness" where it first occurs in clause
       (d) thereof;

              (viii) the definition of "TOTAL DEBT" is hereby amended by inserting the following immediately prior to the period:

              ", plus the aggregate of the amounts paid by the purchasers under each Domestic Receivables Facility accounted for as a true sale and not Indebtedness on the books of the Company for accounts receivable that have not been either collected or written off as uncollectible."

              (ix) the definition of "INTEREST EXPENSE" is hereby amended and restated in its entirety to read as follows:

                     "'INTEREST EXPENSE' means, for any period, the interest
              expense of the Company and its consolidated Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, including (i) the amortization of debt discounts to the extent included in interest expense in accordance with GAAP, (ii) the amortization of all fees (including fees with respect to interest rate protection agreements or other interest rate hedging arrangements) payable in connection with the incurrence of Indebtedness to the extent included in interest expense in accordance with GAAP, (iii) the portion of any rents payable under capital leases allocable to interest expense in accordance with GAAP and (iv) in connection with any Domestic Receivables Facility accounted for as a true sale and not Indebtedness, the portion of any purchase discount under such Domestic Receivables Facility intended to compensate the purchasers thereunder for the seller's use of the purchasers' funds between the purchase date and the anticipated date of collection on the applicable accounts receivable, as determined by reference to the documentation for such Domestic Receivables Facility, or absent any reference in such documentation to such compensation, as determined by the Company by a reasonable method. Solely for purposes of determining compliance with the covenants contained in Article VI, following the completion of any sale or acquisition of any Subsidiary or other significant business unit, Interest Expense for any period, including the quarter during

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                                                                               5


              which such sale or acquisition shall have been completed shall be determined on a pro forma basis giving effect to such sale or acquisition and to any repayment of Indebtedness with the proceeds thereof (and excluding that portion of Interest Expense attributable to such Indebtedness, assuming for such purpose that such Indebtedness bore interest at all times during such period at the rate applicable to Eurocurrency Tranche A Term Loans on the date of such sale) or incurrence of Indebtedness in connection with such acquisition, as the case may be, as if such sale or acquisition had occurred on the first day of such period."

              (x) the following definitions are hereby inserted in their appropriate alphabetical order:

                     "'DOMESTIC RECEIVABLES FACILITY' means any receivables
              purchase facility established for sales by the Company or Domestic Subsidiaries of accounts receivable to any Domestic Receivables Subsidiary or third-party purchaser so long as (i) such sales are without recourse to any non- selling Domestic Subsidiaries (other than any Domestic Receivables Subsidiary), whether pursuant to any Guarantee or representation as to collectibility or otherwise, and any recourse to any seller of accounts receivable shall be limited to recourse for dilution, breaches of representations, warranties and covenants and other customary limited recourse for receivables purchase facilities reasonably satisfactory to the Administrative Agent, (ii) the aggregate Net Proceeds received by the Company and the Domestic Subsidiaries (other than any Domestic Receivables Subsidiary) for accounts receivable that have not been either collected or written off as uncollectible shall not be less than $125,000,000, (iii) any Indebtedness issued to finance the purchase of accounts receivable under such receivables purchase facility shall not mature or amortize earlier than the third anniversary of the date of issuance (other than as a result of nonpayment of amounts when due, failure to have the required amount of eligible receivables and trapped cash to support such outstanding Indebtedness, bankruptcy events or other customary early amortization events for receivables purchase facilities reasonably satisfactory to the Administrative Agent), (iv) any commitments to support such receivables purchase facility shall not terminate earlier than the third anniversary of the initial purchase of accounts receivable (other than pursuant to early termination as a result of bankruptcy events or other customary early termination events for receivables purchase facilities reasonably satisfactory to the Administrative Agent), (v) the terms of such receivables purchase facility and the Indebtedness issued or commitments made in support thereof shall not require the Company or any of its Subsidiaries (other than any Domestic Receivables Subsidiary) to perform or observe any financial covenants and shall not cross-default to Indebtedness of the Company or any of its Subsidiaries (other than any Domestic Receivables Subsidiary) other than in connection with bankruptcy events and (vi) the Administrative Agent shall be reasonably satisfied with the structure and documentation for such transaction and that the terms of such transaction shall be consistent with those prevailing in the market at the time for similar transactions rated BBB or better by S&P or having comparable ratings from other rating agencies.

                     'DOMESTIC RECEIVABLES SUBSIDIARY' means a special purpose
              "bankruptcy remote" entity that is a Domestic Subsidiary and engaged solely in the business of purchasing accounts receivable from the Company or one or more Domestic Subsidiaries and reselling or borrowing against such accounts receivable, and owning no assets other than accounts receivable and proceeds thereof.

                     'PYROTENAX SALE' has the meaning assigned to such term in
              the Third Amendment, Consent and Waiver dated as of January 24, 2001 to this Agreement."

              (b) AMENDMENT OF SECTION 6.01. Section 6.01 of the Credit Agreement is hereby amended by (i) replacing the figure "$15,000,000 in clause
(g) thereof with the figure "$25,000,000", (ii) replacing the words "; and" with the punctuation ";" at the end of clause (h) thereof, (iii) inserting the words " and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or shorten the term thereof; and" at the end of clause (i) thereof and (iv) inserting the following at the end thereof:

              "(j) the obligations of Domestic Subsidiaries (including any Domestic Receivables Subsidiary) in connection with sales of receivables under any Domestic Receivables Facility, to the extent such obligations constitute Indebtedness."

       (c) AMENDMENT OF SECTION 6.02. Section 6.02 of the Credit Agreement is hereby amended by (i) replacing the figure "$15,000,000" in clause (h) thereof with the figure "$25,000,000", (ii) deleting the word "and" at the end of paragraph (h) thereof, (iii) deleting the period at the end of paragraph (i) thereof and replacing it with "; and" and (iv) inserting the following new paragraph (j):

              "(j) sales by the Company or Domestic Subsidiaries of accounts receivable pursuant to any Domestic Receivables Facility."

       (d) AMENDMENT OF SECTION 6.03. Section 6.03 of the Credit Agreement is hereby amended by replacing the figure "$5,000,000" therein with the figure "$20,000,000".

       (e) AMENDMENT OF SECTION 6.04. Section 6.04(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

              "SECTION 6.04. FUNDAMENTAL CHANGES. (a) The Company will not, and will not permit any Material Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired), or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing and the Collateral Requirement and the Guarantee Requirement shall be satisfied, (i) any Person (other than a Domestic Receivables Subsidiary) may merge into the Company in a transaction in which the Company is the surviving corporation, (ii) any Person (other than the Company) may merge into any Material Subsidiary (other than a Domestic Receivables Subsidiary) in a transaction in which the surviving entity is a Subsidiary, (iii) any Material Subsidiary (other than a Domestic Receivables Subsidiary) may sell, transfer, lease or otherwise dispose of its assets to the Company or to another Material Subsidiary and (iv) any Material Subsidiary may liquidate or dissolve if the Company determines in good faith that such liquidation or dissolution is in the best interests of the Company and is not materially disadvantageous to the Lenders; PROVIDED that any such merger involving a Person that is not a Wholly Owned Material Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.05; PROVIDED further that any merger described in clause (i) or (ii) with any Person that is not a Subsidiary shall be permitted only if (x) such Person is engaged in substantially the same business as the Company or any Subsidiary or another business reasonably related or incidental thereto and (y) the Company would be in compliance on a pro forma basis with the covenants set forth in Sections 6.10 and
       6.11 as of the last day of the fiscal quarter immediately preceding the date of such merger, as if such merger had occurred on the first day of the four fiscal quarter period ending on such date."

       (f) AMENDMENT OF SECTION 6.07. Section 6.07 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

              "SECTION 6.07. RESTRICTED PAYMENTS. The Company will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except that, so long as no Default shall have occurred and be continuing or would result therefrom (a) the Company may declare and pay dividends with respect to its capital stock payable solely in (A) additional shares of its common stock or (B) in cash in an amount not to exceed in any fiscal quarter the lesser of (x) $2,000,000 and (y) the Dividend Basket (as defined in clause (b) below), (b) so long as the aggregate available unused Revolving Commitments are not less than $75,000,000 or would not be reduced to below such amount as a result therefrom and so long as the Leverage Ratio was at all times less than 3.0 to 1.0 for the period of the two most recently ended consecutive fiscal quarters and the then elapsed portion of the current fiscal quarter and the Leverage Ratio would not be increased to 3.0 to 1.0 or greater as a result therefrom, the Company may repurchase or redeem shares of its capital stock in an aggregate amount at any time for all such repurchases and redemptions after the date hereof, together with all cash dividends declared and paid pursuant to clause (a)(B), not greater than $50,000,000 PLUS 25% of the Company's consolidated net income (as adjusted pursuant to the final sentence of this Section 6.07) from December 31, 1998, through the end of the most recently ended fiscal quarter of the Company at such time (the sum of such amounts being called the "Dividend Basket"); PROVIDED that if the Leverage Ratio shall be less than 2.50 to 1.00 for a period of not less than 90 consecutive days including the last days of two fiscal quarters of the Company, then 50%, rather than 25%, of the Company's consolidated net income for all subsequent periods shall be added to the Dividend Basket, (c) Subsidiaries may declare and pay dividends ratably with respect to their capital stock and (d) the Company may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Company and its Subsidiaries. For purposes of calculating the Dividend Basket, any gains or losses from the sale of any Subsidiary or of any significant business unit occurring after January 24, 2001 shall be excluded from the Company's consolidated net income."

       (g) AMENDMENT OF SECTION 6.09. The proviso to Section 6.09 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (iv) thereto and replacing in lieu thereof a comma and inserting the new clause (vi) immediately after clause (v) thereto which shall read as follows:

              "and (vi) the foregoing shall not apply to customary provisions in receivables purchase facilities"

       (h) AMENDMENT OF SECTION 6.10. Section 6.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

              "SECTION 6.10. LEVERAGE RATIO. The Company will not permit the Leverage Ratio at any time during any of the periods set forth below to exceed the ratio set forth opposite such period:

                       Period                                Ratio
                       ------                                -----

                9/30/99 through 12/31/99                  4.25:1.00

                1/1/00 through 3/31/00                    6.25:1.00

                4/1/00 through 6/30/00                    6.50:1.00

                7/1/00 through 9/30/00                    4.50:1.00

                10/1/00 through 12/31/00                  4.50:1.00

                1/1/01 through 9/30/01                    4.50:1.00

                10/1/01 through  6/30/02                  4.25:1.00

                7/1/02 through 6/30/03                    3.75:1.00

                7/1/03 through 6/30/04                    3.25:1.00

                7/1/04 and thereafter                     2.25:1.00"

       (i) AMENDMENT OF SECTION 6.11. Section 6.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

              "SECTION 6.11. INTEREST COVERAGE RATIO. The Company will not permit the Interest Coverage Ratio for any period of four fiscal quarters ending during any of the periods set forth below to be less than the ratio set forth opposite such period:

                       Period                                Ratio
                       ------                                -----

                9/30/99 through 12/31/99                  2.75:1.00

                1/1/00 through 3/31/00                    1.75:1.00

                4/1/00 through 6/30/00                    1.50:1.00

                7/1/00 through 9/30/00                    2.25:1.00

                10/1/00 through 12/31/00                  2.25:1.00

                1/1/01 through 6/30/01                    2.25:1.00

                7/1/01 through 6/30/02                    2.25:1.00

                7/1/02 through 6/30/03                    2.50:1.00

                7/1/03 through 6/30/04                    3.00:1.00

                7/1/04 through 6/30/05                    4.00:1.00

                7/1/05 and thereafter                     4.50:1.00"

       (j) AMENDMENT OF ARTICLE VII. Clause (g) of Article VII of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

              "(g) (i) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (any applicable grace or cure period having expired) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; PROVIDED that this subclause (i) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness; or (ii) there shall occur any event which constitutes or with the giving of notice, the lapse of time or both would constitute a default, event of ineligibility, event of termination or similar event under any receivables purchase facility referred to in Section 6.02(i) or (j) under which the aggregate amount paid by the purchasers for accounts receivable that have not been either collected or written off as uncollectible shall exceed $10,000,000, or the applicable Foreign Subsidiary or Domestic Receivables Subsidiary shall fail to observe or perform any term, covenant, condition or agreement contained in any such receivables purchase facility if the effect of any such failure shall be to cause or to permit the purchasers thereunder or any agent acting on their behalf to cause (with or without the giving of notice, lapse of time or both) such receivables purchase facility or the commitments of the purchasers thereunder to terminate or cease to be fully available;"

       SECTION 3. CONVERSION OF TRANCHE A-1 TERM LOANS. The UK Borrower shall have a one-time option to convert all or a portion of the Tranche A-1 Term Loans denominated in Sterling outstanding on the Amendment Effective Date into Tranche A-1 Term Loans denominated in Euros upon the last day of the Interest Period applicable to the Tranche A-1 Term Loans denominated in Euros as of the Amendment Effective Date. To exercise such option, the UK Borrower shall so notify the London Agent not later than 11:00 a.m., London time, four Business Days before the last day of the Interest Period applicable to the Tranche A-1 Term Loans, specifying the aggregate principal amount of all Tranche A-1 Term Loans denominated in Sterling to be converted into Tranche A-1 Term Loans denominated in Euros. The principal amount of each Tranche A-1 Term Loan so converted shall be determined based upon the Exchange Rate in effect on the date that is four Business Days before the last day of the Interest Period applicable to such Tranche A-1 Term Loan. The UK Borrower shall have no further option to convert Tranche A-1 Term Loans denominated in Sterling into Tranche A-1 Term Loans denominated in Euros after the UK

Borrower has exercised the option to convert Tranche A-1 Term Loans pursuant to this Section 3 or if the UK Borrower fails to notify the Administrative Agent of its election to exercise its option pursuant to this Section 3 by the date and time specified above.

       SECTION 4. REPRESENTATIONS AND WARRANTIES. To induce the other parties hereto to enter into this Amendment, the Company and each Borrowing Subsidiary represents and warrants to each of the Lenders, the Administrative Agent and the Collateral Agent that, as of the Amendment Effective Date:

       (a) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

       (b) No Default or Event of Default has occurred and is continuing.

       SECTION 5. EFFECTIVENESS. This Amendment shall become effective when the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Company, each Borrowing Subsidiary, each Subsidiary Guarantor and the Required Lenders (the "AMENDMENT EFFECTIVE DATE").

       SECTION 6. AMENDMENT FEE. The Company agrees to pay on the Amendment Effective Date to each Lender that executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) on or prior to January 24, 2001 an amendment fee (the "AMENDMENT FEE") in an amount equal to 0.25% of such Lender's Revolving Commitment (whether used or unused) and outstanding Term Loans, in each case as of the Amendment Effective Date; PROVIDED that the Borrower shall have no liability for any such Amendment Fee if this Amendment does not become effective.

       SECTION 7. EFFECT OF AMENDMENT. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Loan Parties under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This Amendment shall constitute a "LOAN DOCUMENT" for all purposes of the Credit Agreement and the other Loan Documents.

       SECTION 8. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

       SECTION 9. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

       SECTION 10. EXPENSES. The Company agrees to pay the reasonable out of pocket expenses incurred by the Administrative Agent in connection with the preparation of this Amendment including the reasonable fees, disbursements and other charges of its counsel.

       SECTION 11. HEADINGS. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.


                                       GENERAL CABLE CORPORATION,

                                         by
                                           /s/      Christopher F. Virgulak
                                           --------------------------------
                                           Name:    Christopher F. Virgulak
                                           Title:   Exec. VP


                                       GK TECHNOLOGIES, INCORPORATED,

                                         by
                                           /s/      Christopher F. Virgulak
                                           --------------------------------
                                           Name:    Christopher F. Virgulak
                                           Title:   Exec. VP


                                       GENERAL CABLE HOLDINGS, INC.,

                                         by
                                           /s/      Christopher F. Virgulak
                                           --------------------------------
                                           Name:    Christopher F. Virgulak
                                           Title:   Exec. VP


                                       GENERAL CABLE HOLDINGS (UK)
                                       LIMITED,

                                         by
                                           /s/      Christopher F. Virgulak
                                           --------------------------------
                                           Name:    Christopher F. Virgulak
                                           Title:   Director


                                       GENERAL CABLE HOLDINGS (SPAIN),
                                       SRL,

                                         by
                                           /s/      Christopher F. Virgulak
                                           -------------------------------
                                           Name:    Christopher F. Virgulak
                                           Title:   Director

                                      THE CHASE MANHATTAN BANK,
                                      individually, as Administrative Agent
                                      and as Collateral Agent,

                                        by
                                          /s/      Peter S. Predun
                                          -------------------------------
                                          Name:    Peter S. Predun
                                          Title:   Vice President


                                      CHASE MANHATTAN
                                      INTERNATIONAL LIMITED, as London
                                      Agent,

                                        by
                                          /s/      Peter S. Predun
                                          -------------------------------
                                          Name:    Peter S. Predun
                                          Title:   Vice President


                                      BANK ONE, MICHIGAN, individually and
                                      as Co-Documentation Agent,

                                        by
                                          /s/      James A. Tutt, Jr.
                                          -------------------------------
                                          Name:    James A. Tutt, Jr.
                                          Title:   First Vice President


                                      MERRILL LYNCH CAPITAL
                                      CORPORATION, individually and as
                                      Co-Documentation Agent,

                                        by
                                          /s/      Carol J.E. Feeley
                                          -------------------------------
                                          Name:    Carol J.E. Feeley
                                          Title:   Vice President
                                                   Merrill Lynch Capital Corp.


                                      PNC BANK, NATIONAL ASSOCIATION,
                                      individually and as Co-Documentation
                                      Agent,

                                         by
                                          /s/      Jacqueline M. Webb
                                          -------------------------------
                                          Name:    Jacqueline M. Webb
                                          Title:   Vice President

                                      FIRST UNION NATIONAL BANK,

                                        by
                                          /s/      Jorge A. Gonzalez
                                          -----------------------------------
                                          Name:    Jorge A. Gonzalez
                                          Title:   Senior Vice President


                                      TORONTO DOMINION (NEW YORK), INC.,

                                        by
                                          /s/      Gwen Zirkle
                                          -----------------------------------
                                          Name:    Gwen Zirkle
                                          Title:   Vice President


                                      FLEET NATIONAL BANK,

                                        by
                                          /s/      Irene Bertozzi-Bartenstein
                                          -----------------------------------
                                          Name:    Irene Bertozzi-Bartenstein
                                          Title:   Vice President


                                      BANK OF TOKYO-MITSUBISHI, LTD.
                                      CHICAGO BRANCH,

                                        by
                                          /s/      Hisashi Miyashiro
                                          -----------------------------------
                                          Name:    Hisashi Miyashiro
                                          Title:   Deputy General Manager


                                      BNP PARIBAS,

                                        by
                                          /s/      Richard  L. Sted
                                          -----------------------------------
                                          Name:    Richard  L. Sted
                                          Title:   Managing Director and
                                                   Central Region Manager

                                         by
                                          /s/      Christine L. Howatt
                                          -----------------------------------
                                          Name:    Christine L. Howatt
                                          Title:   Vice President

                                        THE FUJI BANK, LTD,

                                          by
                                            /s/      Peter L. Chinnici
                                            -----------------------------------
                                            Name:    Peter L. Chinnici
                                            Title:   Senior Vice President &
                                                     Group Head


                                        MICHIGAN NATIONAL BANK,

                                          by
                                            /s/      John M. Bebb
                                            -----------------------------------
                                            Name:    John M. Bebb
                                            Title:   Vice President


                                        NATIONAL CITY BANK,

                                          by
                                            /s/      Beth A. Newton
                                            -----------------------------------
                                            Name:    Beth A. Newton
                                            Title:   Vice President


                                        THE ROYAL BANK OF SCOTLAND PLC,

                                          by
                                            /s/      Jayne Seaford
                                            -----------------------------------
                                            Name:    Jayne Seaford
                                            Title:   Vice President


                                        CITIZENS BANK OF MASSACHUSETTS,

                                          by
                                            /s/      Marie C. Duprey
                                            -----------------------------------
                                            Name:    Marie C. Duprey
                                            Title:   Vice President


                                        THE BANK OF NOVA SCOTIA,

                                          by
                                            /s/      N. Bell
                                            -----------------------------------
                                            Name:    N. Bell
                                            Title:   Assistant Agent

                                        COMERICA BANK,

                                          by
                                            /s/      Lisa M. Kotula
                                            -----------------------------------
                                            Name:    Lisa M. Kotula
                                            Title:   Account Officer


                                        BANK AUSTRIA CREDITANSTALT
                                        CORPORATE FINANCE, INC.,

                                          by
                                            /s/      Sheila A Maher
                                            -----------------------------------
                                            Name:    Sheila A. Maher
                                            Title:   Vice President

                                          by
                                            /s/      Diane B. Vaccaro
                                            -----------------------------------
                                            Name:    Diane B. Vaccaro
                                            Title:   Vice President


                                        IKB DEUTSCHE INDUSTRIEBANK AG
                                        LUXEMBOURG BRANCH,

                                          by
                                            /s/      Dr. Frank Schaum
                                            -----------------------------------
                                            Name:    Dr. Frank Schaum
                                            Title:   Head of Structured Finance

                                          by
                                            /s/      Manfred Zlwey
                                            -----------------------------------
                                            Name:    Manfred Zlwey
                                            Title:   Director


                                        CHIAO TUNG BANK CO., LTD.
                                        NEW YORK AGENCY,

                                          by
                                            /s/      Shyn-Jiann Peng
                                            -----------------------------------
                                            Name:    Shyn-Jiann Peng
                                            Title:   SVP & GM

                                        BANK LEUMI USA,

                                          by
                                            /s/      Gloria Bucher
                                            -----------------------------------
                                            Name:    Gloria Bucher
                                            Title:   Senior Vice President
                                                     Managing Director


                                        SOUTHERN PACIFIC BANK,

                                          by
                                            /s/      Cheryl A. Wasilewski
                                            -----------------------------------
                                            Name:    Cheryl A. Wasilewski
                                            Title:   Senior Vice President


                                        BANCO ESPIRITO SANTO, S.A.,

                                          by
                                            /s/      Andrew M. Orsen
                                            -----------------------------------
                                            Name:    Andrew M. Orsen
                                            Title:   Vice President

                                           by
                                            /s/      Cristina N. Ferreira
                                            -----------------------------------
                                            Name:    Cristina N. Ferreira
                                            Title:   Vice President


                                        NATIONAL WESTMINSTER BANK PLC,
                                        By: NatWest Capital Markets Limited,
                                            its Agent,

                                        By: Greenwich Capital Markets, Inc.,
                                            its Agent,

                                          by
                                            /s/      Harry Paschalidis
                                            -----------------------------------
                                            Name:    Harry Paschalidis
                                            Title:   Assistant Vice President


                                        By: PPM America, Inc., as Attorney-in-
                                        fact, on behalf of Jackson National
                                        Life Insurance Company,

                                          by
                                            /s/      David C. Wagner
                                            ----------------------------------
                                            Name:    David C. Wagner
                                            Title:   Vice President

                                        CAPTIVA FINANCE LTD.,

                                          by
                                            /s/      David Dyer
                                            ------------------------------------
                                            Name:    David Dyer
                                            Title:   Director


                                        CAPTIVA II  FINANCE LTD.,

                                          by
                                            /s/      David Dyer
                                            ------------------------------------
                                            Name:    David Dyer
                                            Title:   Director


                                        CAPTIVA III FINANCE LTD. (ACCT.
                                        275), as advised by Pacific Investment
                                        Management Company LLC,

                                          by
                                            /s/     David Dyer
                                            ------------------------------------
                                            Name:   David Dyer
                                            Title:  Director


                                        CAPTIVA IV FINANCE LTD. (ACCT. 1275),

                                          by
                                            /s/      David Dyer
                                            ------------------------------------
                                            Name:    David Dyer
                                            Title:   Director


                                        CYPRESSTREE INVESTMENT
                                        PARTNERS I, LTD.,
                                        By: CypressTree Investment Management
                                        Company, Inc., as Portfolio Manager,

                                          by
                                            /s/      P. Jeffrey Huth
                                            ------------------------------------
                                            Name:    P. Jeffrey Huth
                                            Title:   Principal

                                        CYPRESSTREE INVESTMENT
                                        PARTNERS II, LTD.,
                                        By: CypressTree Investment Management
                                        Company, Inc., as Portfolio Manager,

                                          by
                                            /s/      P. Jeffrey Huth
                                            ------------------------------------
                                            Name:    P. Jeffrey Huth
                                            Title:   Principal


                                        CYPRESSTREE INVESTMENT FUND, LLC,
                                        By: CypressTree Investment Management
                                        Company, Inc., as Managing Member,

                                          by
                                            /s/      P. Jeffrey Huth
                                            ------------------------------------
                                            Name:    P. Jeffrey Huth
                                            Title:   Principal


                                        CYPRESSTREE INSTITUTIONAL FUND, LLC,
                                        By: CypressTree Investment Management
                                        Company, Inc., as Managing Member,

                                          by
                                            /s/      P. Jeffrey Huth
                                            ------------------------------------
                                            Name:    P. Jeffrey Huth
                                            Title:   Principal


                                        CYPRESSTREE SENIOR FLOATING
                                        RATE FUND,
                                        By: CypressTree Investment Management
                                        Company, Inc., as Portfolio Manager,

                                          by
                                            /s/      P. Jeffrey Huth
                                            ------------------------------------
                                            Name:    P. Jeffrey Huth
                                            Title:   Principal

                                        NORTH AMERICAN SENIOR
                                        FLOATING RATE FUND,
                                        By: CypressTree Investment Management
                                        Company, Inc., as Portfolio Manager,

                                          by
                                            /s/      P. Jeffrey Huth
                                            -----------------------------------
                                            Name:    P. Jeffrey Huth
                                            Title:   Principal


                                        SENIOR DEBT PORTFOLIO,
                                        By: Boston Management and Research as
                                        Investment Advisor,

                                          by
                                            /s/      Payson F. Swaffield
                                            -----------------------------------
                                            Name:    Payson F. Swaffield
                                            Title:   Vice President


                                        EATON VANCE SENIOR INCOME
                                        TRUST,
                                        By: Eaton Vance Management as Invest-
                                        ment Advisor,

                                          by
                                            /s/      Payson F. Swaffield
                                            -----------------------------------
                                            Name:    Payson F. Swaffield
                                            Title:   Vice President


                                        EATON VANCE INSTITUTIONAL
                                        SENIOR LOAN FUND,
                                        By: Eaton Vance Management as Invest-
                                        ment Advisor,

                                          by
                                            /s/      Payson F. Swaffield
                                            -----------------------------------
                                            Name:    Payson F. Swaffield
                                            Title:   Vice President

                                        OCTAGON INVESTMENT PARTNERS II, LLC,
                                        By: Octagon Credit Investors, LLC as
                                        Sub-Investment Manager,

                                          by
                                            /s/      Michael B. Nechamkin
                                            -----------------------------------
                                            Name:    Michael B. Nechamkin
                                            Title:   Portfolio Manager


                                        OCTAGON INVESTMENT PARTNERS
                                        III, LLC,
                                        By: Octagon Credit Investors, LLC as
                                        Portfolio Manager,

                                          by
                                            /s/      Michael B. Nechamkin
                                            -----------------------------------
                                            Name:    Michael B. Nechamkin
                                            Title:   Portfolio Manager


                                        PERSEUS CDO I,  LIMITED,
                                        By: David L. Babson & Company Inc. under
                                        delegated authority from Massachusetts
                                        Mutual Life Insurance Company as Port-
                                        folio Manager,

                                          by
                                            /s/      Mark A. Ahmed
                                            ------------------------------------
                                            Name:    Mark A. Ahmed
                                            Title:   Managing Director


                                        SIMSBURY CLO LIMITED,
                                        By: David L. Babson & Company Inc. under
                                        delegated authority from Massachusetts
                                        Mutual Life Insurance Company as Port-
                                        folio Manager,

                                          by
                                            /s/      Mark A. Ahmed
                                            ------------------------------------
                                            Name:    Mark A. Ahmed
                                            Title:   Managing Director

                                        SAAR HOLDINGS CDO LIMITED,
                                        By: David L. Babson & Company Inc. under
                                        delegated authority from Massachusetts
                                        Mutual Life Insurance Company as
                                        Portfolio Manager,

                                          by
                                            /s/      Mark A. Ahmed
                                            ------------------------------------
                                            Name:    Mark A. Ahmed
                                            Title:   Managing Director


                                        SOMERS CDO LIMITED,
                                        By: David L. Babson & Company Inc. under
                                        delegated authority from Massachusetts
                                        Mutual Life Insurance Company as
                                        Portfolio Manager,

                                          by
                                            /s/      Mark A. Ahmed
                                            ------------------------------------
                                            Name:    Mark A. Ahmed
                                            Title:   Managing Director


                                        AERIES FINANCE- II LTD.,
                                        By: INVESCO Senior Secured
                                        Management, Inc. as Sub-Managing Agent,

                                          by
                                            /s/      Gregory Stoeckle
                                            ------------------------------------
                                            Name:    Gregory Stoeckle
                                            Title:   Authorized Signatory


                                        CERES FINANCE LTD.,
                                        By: INVESCO Senior Secured
                                        Management, Inc. as Sub-Managing Agent,

                                          by
                                            /s/      Gregory Stoeckle
                                            ------------------------------------
                                            Name:    Gregory Stoeckle
                                            Title:   Authorized Signatory

                                        FLOATING RATE PORTFOLIO,
                                        By: INVESCO Senior Secured
                                        Management, Inc. as Attorney in fact,

                                          by
                                            /s/      Gregory Stoeckle
                                            ------------------------------------
                                            Name:    Gregory Stoeckle
                                            Title:   Authorized Signatory


                                        CHARTER VIEW PORTFOLIO,
                                        By: INVESCO Senior Secured
                                        Management, Inc. as Investment Advisor,

                                          by
                                            /s/      Gregory Stoeckle
                                            ------------------------------------
                                            Name:    Gregory Stoeckle
                                            Title:   Authorized Signatory


                                        STRATA FUNDING LTD.,
                                        By: INVESCO Senior Secured
                                        Management, Inc. as Sub-Managing Agent,

                                          by
                                            /s/      Gregory Stoeckle
                                            ------------------------------------
                                            Name:    Gregory Stoeckle
                                            Title:   Authorized Signatory


                                        TRITON CBO III, LIMITED,
                                        By: INVESCO Senior Secured
                                        Management, Inc. as Investment Advisor,

                                          by
                                            /s/      Gregory Stoeckle
                                            ------------------------------------
                                            Name:    Gregory Stoeckle
                                            Title:   Authorized Signatory


                                        AMARA 2 FINANCE, LTD.,
                                        By: INVESCO Senior Secured
                                        Management, Inc. as Sub-Advisor,

                                          by
                                            /s/      Gregory Stoeckle
                                            ------------------------------------
                                            Name:    Gregory Stoeckle
                                            Title:   Authorized Signatory

                                        AVALON CAPITAL LTD.,
                                        By: INVESCO Senior Secured
                                        Management, Inc. as Portfolio Advisor,

                                          by
                                            /s/      Gregory Stoeckle
                                            ------------------------------------
                                            Name:    Gregory Stoeckle
                                            Title:   Authorized Signatory


                                        AVALON CAPITAL LTD. 2,
                                        By: INVESCO Senior Secured
                                        Management, Inc. as Portfolio Advisor,

                                          by
                                            /s/      Gregory Stoeckle
                                            ------------------------------------
                                            Name:    Gregory Stoeckle
                                            Title:   Authorized Signatory


                                        GALAXY CLO 1999-1, LTD,
                                        By: SAI Investment Adviser, Inc. its
                                        Collateral Manager,

                                          by
                                            /s/      Kevin Buckle
                                            ------------------------------------
                                            Name:    Kevin Buckle
                                            Title:   Authorized Agent


                                        KZH CRESCENT LLC,

                                          by
                                            /s/      Susan Lee
                                            ------------------------------------
                                            Name:    Susan Lee
                                            Title:   Authorized Agent


                                        KZH CRESCENT-2 LLC,

                                          by
                                            /s/      Susan Lee
                                            ------------------------------------
                                            Name:    Susan Lee
                                            Title:   Authorized Agent

                                        KZH CRESCENT-3 LLC,
                                          by
                                            /s/      Susan Lee
                                            ------------------------------------
                                            Name:    Susan Lee
                                            Title:   Authorized Agent


                                        KZH CYPRESS TREE-1 LLC,

                                          by
                                            /s/      Susan Lee
                                            ------------------------------------
                                            Name:    Susan Lee
                                            Title:   Authorized Agent


                                        KZH ING-1 LLC,

                                          by
                                            /s/      Susan Lee
                                            ------------------------------------
                                            Name:    Susan Lee
                                            Title:   Authorized Agent


                                        KZH ING-2 LLC,

                                          by
                                            /s/      Susan Lee
                                            ------------------------------------
                                            Name:    Susan Lee
                                            Title:   Authorized Agent


                                        KZH ING-3 LLC,

                                          by
                                            /s/      Susan Lee
                                            ------------------------------------
                                            Name:    Susan Lee
                                            Title:   Authorized Agent


                                        KZH LANGDALE LLC,

                                          by
                                            /s/      Susan Lee
                                            ------------------------------------
                                            Name:    Susan Lee
                                            Title:   Authorized Agent

                                        KZH PONDVIEW LLC,

                                          by
                                            /s/      Susan Lee
                                            ------------------------------------
                                            Name:    Susan Lee
                                            Title:   Authorized Agent


                                        KZH SHOSHONE LLC,

                                          by
                                            /s/      Susan Lee
                                            ------------------------------------
                                            Name:    Susan Lee
                                            Title:   Authorized Agent


                                        KZH SOLEIL LLC,

                                          by
                                            /s/      Susan Lee
                                            ------------------------------------
                                            Name:    Susan Lee
                                            Title:   Authorized Agent


                                        KZH SOLEIL-2 LLC,

                                          by
                                            /s/      Susan Lee
                                            ------------------------------------
                                            Name:    Susan Lee
                                            Title:   Authorized Agent


                                        KZH WATERSIDE LLC,

                                          by
                                            /s/      Susan Lee
                                            ------------------------------------
                                            Name:    Susan Lee
                                            Title:   Authorized Agent


                                        FRANKLIN FLOATING RATE TRUST,

                                          by
                                            /s/      Chauncey Lufkin
                                            ------------------------------------
                                            Name:    Chauncey Lufkin
                                            Title:   Vice President

                                        FRANKLIN CLO I, LIMITED,

                                          by
                                            /s/      Chauncey Lufkin
                                            ------------------------------------
                                            Name:    Chauncey Lufkin
                                            Title:   Vice President


                                        VAN KAMPEN PRIME RATE INCOME TRUST,
                                        By: Van Kampen Investment Advisory
                                        Corp.,

                                          by
                                            /s/      Darvin D. Pierce
                                            ------------------------------------
                                            Name:    Darvin D. Pierce
                                            Title:   Principal


                                        ADDISON CDO, LIMITED (ACCT 1279),
                                        By: Pacific Investment Management
                                        Company LLC, as its Investment Advisor,

                                          by
                                            /s/      Mohan V. Phansalkar
                                            ------------------------------------
                                            Name:    Mohan V. Phansalkar
                                            Title:   Senior Vice President


                                        ATHENA CDO, LIMITED (ACCT 1277),
                                        By: Pacific Investment Management
                                        Company LLC, as its Investment Advisor,

                                          by
                                            /s/      Mohan V. Phansalkar
                                            ------------------------------------
                                            Name:    Mohan V. Phansalkar
                                            Title:   Senior Vice President


                                        BEDFORD CDO, LIMITED (ACCT 1276),
                                        By: Pacific Investment Management
                                        Company LLC, as its Investment Advisor,

                                          by
                                            /s/      Mohan V. Phansalkar
                                            ------------------------------------
                                            Name:    Mohan V. Phansalkar
                                            Title:   Senior Vice President

                                        DELANO COMPANY (ACCT 274),
                                        By: Pacific Investment Management
                                        Company LLC, as its Investment Advisor,

                                          by
                                            /s/      Mohan V. Phansalkar
                                            ------------------------------------
                                            Name:    Mohan V. Phansalkar
                                            Title:   Senior Vice President

                                        JISSEKIKUN FUNDING, LTD. (ACCT 1288),
                                        By: Pacific Investment Management
                                        Company LLC, as its Investment Advisor,

                                          by
                                            /s/      Mohan V. Phansalkar
                                            ------------------------------------
                                            Name:    Mohan V. Phansalkar
                                            Title:   Senior Vice President


                                        ROYALTON COMPANY (ACCT 280),
                                        By: Pacific Investment Management
                                        Company LLC, as its Investment Advisor,

                                          by
                                            /s/      Mohan V. Phansalkar
                                            ------------------------------------
                                            Name:    Mohan V. Phansalkar
                                            Title:   Senior Vice President


                                        TRIGON HEALTHCARE INC. (ACCT 674),
                                        By: Pacific Investment Management
                                        Company LLC, as its Investment Advisor,
                                        acting through The Bank of New York in t
                                        Nominee Name of Hare & Co.,

                                          by
                                            /s/      Mohan V. Phansalkar
                                            ------------------------------------
                                            Name:    Mohan V. Phansalkar
                                            Title:   Senior Vice President

                                        TRAVELERS CORPORATE LOAN FUND INC.,
                                        By: Travelers Asset Management
                                        International Company LLC,

                                          by
                                            /s/      William M. Gardner
                                            ------------------------------------
                                            Name:    William M. Gardner
                                            Title:   Assistant Investment Office


                                        NORTHWOODS CAPITAL, LIMITED,
                                        By: Angelo, Gordon & Co., L.P. as
                                        Collateral Manager,

                                          by
                                            /s/      John W. Fraser
                                            ------------------------------------
                                            Name:    John W. Fraser
                                            Title:   Managing Director


                                        NORTHWOODS CAPITAL II, LIMITED,
                                        By: Angelo, Gordon & Co., L.P. as
                                        Collateral Manager,

                                          by
                                            /s/      John W. Fraser
                                            ------------------------------------
                                            Name:    John W. Fraser
                                            Title:   Managing Director


                                        AG CAPITAL FUNDING PARTNERS, L.P.,
                                        By: Angelo, Gordon & Co., L.P. as
                                        Investment Advisor,

                                          by
                                            /s/      John W. Fraser
                                            ------------------------------------
                                            Name:    John W. Fraser
                                            Title:   Managing Director


                                        ARCHIMEDES FUNDING II, LTD.,
                                        By: ING Capital Advisors LLC, as
                                        Collateral Manager,

                                          by
                                            /s/      Steven Gorski
                                            ------------------------------------
                                            Name:    Steven Gorski
                                            Title:   Vice President &
                                                     Senior Credit Analyst

                                        ARCHIMEDES FUNDING III, LTD.,
                                        By: ING Capital Advisors LLC, as
                                        Collateral Manager,

                                          by
                                            /s/      Steven Gorski
                                            ------------------------------------
                                            Name:    Steven Gorski
                                            Title:   Vice President &
                                                     Senior Credit Analyst


                                        NEMEAN CLO, LTD.,
                                        By: ING Capital Advisors LLC, as
                                        Investment Manager,

                                          by
                                            /s/      Steven Gorski
                                            ------------------------------------
                                            Name:    Steven Gorski
                                            Title:   Vice President &
                                                     Senior Credit Analyst


                                        SEQUILS-ING I (HBDGM), LTD.,
                                        By: ING Capital Advisors LLC, as
                                        Collateral Manager,

                                          by
                                            /s/      Steven Gorski
                                            ------------------------------------
                                            Name:    Steven Gorski
                                            Title:   Vice President &
                                                     Senior Credit Analyst


                                        WINDSOR LOAN FUNDING, LIMITED,
                                        By: Stanfield Capital Partners LLC as it
                                        Investment Manager,

                                          by
                                            /s/      Gregory L. Smith
                                            ------------------------------------
                                            Name:    Gregory L. Smith
                                            Title:   Partner

                                        STANFIELD/RMF TRANSATLANTIC CDO LTD.,
                                        By: Stanfield Capital Partners LLC as it
                                        Collateral Manager,

                                          by
                                            /s/      Gregory L. Smith
                                            ------------------------------------
                                            Name:    Gregory L. Smith
                                            Title:   Partner


                                        STANFIELD CLO LTD.,
                                        By: Stanfield Capital Partners LLC as it
                                        Collateral Manager,

                                          by
                                            /s/      Gregory L. Smith
                                            ------------------------------------
                                            Name:    Gregory L. Smith
                                            Title:   Partner


                                        AMMC CDO I, LIMITED
                                        By: American Money Management Corp., as
                                        Collateral Manager,

                                          by
                                            /s/      David P. Meyer
                                            ------------------------------------
                                            Name:    David P. Meyer
                                            Title:   Vice President


                                        OPPENHEIMER SENIOR FLOATING
                                        RATE FUND,

                                           by
                                            /s/      David Mabry
                                            ------------------------------------
                                            Name:    David Mabry
                                            Title:   Vice President


                                        HARBOURVIEW CDO II, LIMITED,

                                           by
                                            /s/      Scott Farrar
                                            ------------------------------------
                                            Name:    Scott Farrar
                                            Title:   Vice President

                                        TYLER TRADING, INC.,

                                           by
                                            /s/      Johnny E. Graves
                                            ------------------------------------
                                            Name:    Johnny E. Graves
                                            Title:   President


                                        APEX (IDM) CDO I, LTD.,

                                           by
                                            /s/      Amos N. Beason
                                            ------------------------------------
                                            Name:    Amos N. Beason
                                            Title:   Director


                                        TRYON CLO LTD. 2000-1,

                                           by
                                            /s/      Amos N. Beason
                                            ------------------------------------
                                            Name:    Amos N. Beason
                                            Title:   Director


                                        THERMOPYLAE FUNDING CORP.,

                                           by
                                            /s/      Frank B. Bilotta
                                            ------------------------------------
                                            Name:    Frank B. Bilotta
                                            Title:   Vice President


                                        WINGED FOOT FUNDING TRUST,

                                          by
                                            /s/      Ann E. Morris
                                            ------------------------------------
                                            Name:    Ann E. Morris
                                            Title:   Authorized Agent


                                        OLYMPIC  FUNDING TRUST, SERIES 1999-1,

                                          by
                                            /s/      Ann E. Morris
                                            ------------------------------------
                                            Name:    Ann E. Morris
                                            Title:   Authorized Agent

                                        SRF TRADING, INC.,

                                          by
                                            /s/      Ann E. Morris
                                            ------------------------------------
                                            Name:    Ann E. Morris
                                            Title:   Assistant Vice President


                                        STEIN ROE FLOATING RATE LIMITED
                                        LIABILITY COMPANY,

                                          by
                                            /s/      Brian W. Good
                                            ------------------------------------
                                            Name:    Brian W. Good
                                            Title:   Senior Vice President
                                                     Stein Roe & Farnham
                                                     Incorporated, as Advisor to
                                                     Stein Roe Floating Rate
                                                     Limited Liability Company


                                        SEQUILS I, LTD,
                                        By: TCW Advisors, Inc. as its Collateral
                                        Manager,

                                          by
                                            /s/      Mark Gold
                                            ------------------------------------
                                            Name:    Mark Gold
                                            Title:   Managing Director


                                          by
                                            /s/      Jonathan Berg
                                            ------------------------------------
                                            Name:    Jonathan Berg
                                            Title:   Assistant Vice President


                                        SEQUILS IV, LTD,
                                        By: TCW Advisors, Inc. as its Collateral
                                        Manager,

                                          by
                                            /s/      Mark Gold
                                            ------------------------------------
                                            Name:    Mark Gold
                                            Title:   Managing Director


                                          by
                                            /s/      Jonathan Berg
                                            ------------------------------------
                                            Name:    Jonathan Berg
                                            Title:   Assistant Vice President

                                        CONTINENTAL ASSURANCE
                                        COMPANY SEPARATE ACCOUNT (E),
                                        By: TCW Asset Management Company as
                                        Attorney-in-Fact,

                                          by
                                            /s/      Mark Gold
                                            ------------------------------------
                                            Name:    Mark Gold
                                            Title:   Managing Director


                                          by
                                            /s/      Jonathan Berg
                                            ------------------------------------
                                            Name:    Jonathan Berg
                                            Title:   Assistant Vice President


                                        UNITED OF OMAHA LIFE INSURANCE
                                        COMPANY,
                                        By: TCW Asset Management Company, its
                                        Investment Advisor,

                                          by
                                            /s/      Mark Gold
                                            ------------------------------------
                                            Name:    Mark Gold
                                            Title:    Managing Director


                                          by
                                            /s/      Jonathan Berg
                                            ------------------------------------
                                            Name:    Jonathan Berg
                                            Title:   Assistant Vice President


                                        SEQUILS PILGRIM-1, LTD.,
                                        By: ING Pilgrim Investments, Inc. as its
                                        investment manager,

                                          by
                                            /s/      Robert L. Wilson
                                            ------------------------------------
                                            Name:    Robert L. Wilson
                                            Title:   Vice President


                                        PILGRIM AMERICA HIGH INCOME INVESTMENTS,
                                        By: ING Pilgrim Investments, Inc. as its
                                        investment manager,

                                          by
                                            /s/      Robert L. Wilson
                                            ------------------------------------
                                            Name:    Robert L. Wilson
                                            Title:   Vice President

                                        PILGRIM CLO 1991-1, LTD.,
                                        By: ING Pilgrim Investments, Inc. as its
                                        investment manager,

                                          by
                                            /s/      Robert L. Wilson
                                            ------------------------------------
                                            Name:    Robert L. Wilson
                                            Title:   Vice President


                                        PILGRIM PRIME RATE TRUST,
                                        By: ING Pilgrim Investments, Inc. as its
                                        investment manager,

                                          by
                                            /s/      Robert L. Wilson
                                            ------------------------------------
                                            Name:    Robert L. Wilson
                                            Title:   Vice President